UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2017

EXPRESS SCRIPTS HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35490	45-2884094
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO	63121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 314-996-0900

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure

On October 24, 2017, Express Scripts Holding Company (“Express Scripts” or the “Company”) issued a press release with respect to its results of operations for the period ended September 30, 2017, and guidance for fiscal year and fourth quarter 2017. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2017, Express Scripts also issued a press release announcing a Chief Financial Officer transition process. As part of that transition, effective as of October 25, 2017, Eric Slusser will no longer serve in the role of Executive Vice President and Chief Financial Officer or as principal financial officer of the Company. Mr. Slusser will continue his employment with the Company in a different role through the first quarter of 2018, in order to facilitate a smooth and orderly transition, after which he will be leaving the company to pursue other opportunities. Mr. Slusser will be entitled to receive severance and other benefits pursuant to the terms and conditions of his employment agreement with the Company dated March 8, 2017, which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated March 8, 2017 (the “March 2017 8-K”). Mr. Slusser’s separation from the Company is not the result of any issue, concern or disagreement with the Company’s accounting, financial reporting or internal control over financial reporting.

On October 24, the Company also announced the appointment of James M. Havel as Executive Vice President and Chief Financial Officer and principal financial officer of the Company, effective October 25, 2017. Mr. Havel, 63, previously served as the Company’s Executive Vice President and Interim Chief Financial Officer from January 2015 to September 2015, and continued in the role of Executive Vice President, Finance of the Company until March 2016. From April 2016 through November 2016, Mr. Havel served as Chief Operating Officer of Vatterott Education Centers, a privately held, post-secondary trade school. Since November 2016, Mr. Havel has owned and operated Havel Associates, LLC, an independent financial consulting firm serving both private and public companies. From April 2011 through December 2014, Mr. Havel served as the Chief Financial Officer of Major Brands Holdings, a privately held wholesaler of premium wine and spirits, craft beer and non-alcoholic beverages. Mr. Havel previously was a partner and spent approximately 34 years with Ernst & Young LLP. He is a member of the board of directors of Enterprise Financial Services Corp., a publicly traded financial holding company headquartered in St. Louis, Missouri, and is a Certified Public Accountant.

In connection with the commencement of Mr. Havel’s employment, it is expected he will enter into (i) an Executive Employment Agreement, and (ii) a customary indemnification agreement with the Company. Mr. Havel’s initial base annual salary will be $750,000 and his target bonus opportunity for 2018 will be 100% of base salary. He will be recommended to the Board of Directors to receive a one-time restricted stock unit grant under the Express Scripts Holding Company 2016 Long-Term Incentive Plan (the “2016 LTIP”) valued at $2,500,000. Such grant will vest on the third anniversary of the grant date, subject to accelerated vesting if Mr. Havel’s employment is terminated without cause and he assists with the successful identification and onboarding of his successor. Beginning in 2018, he will be eligible for annual equity grants under the 2016 LTIP, with an initial target equity award grant date value of $2,750,000, split evenly among non-qualified stock options, restricted stock units, and performance share units. The terms of the awards are expected to be consistent with the annual award program for other senior executives. Mr. Havel will be eligible to participate in Express Scripts’ basic benefit plans and the Company’s Executive Deferred Compensation Plan (the “Deferred Compensation Plan”), and to receive a Company contribution equal to 6% of his total annual cash compensation under the Deferred Compensation Plan, all in accordance with the Company’s customary terms and policies and consistent with other senior executives.

A description of the terms of senior executives’ compensation, the 2016 LTIP and the Deferred Compensation Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A dated March 17, 2017, for the Company’s 2017 annual meeting of stockholders (the “2017 Proxy Statement”). The Executive Employment Agreement to be entered into with Mr. Havel is expected to be substantially similar to the form of Executive Employment Agreement used with all other senior executives (other than the CEO), which was previously described in the 2017 Proxy Statement and a copy of which has been filed as Exhibit 10.1 to the March 2017 8-K. The indemnification agreement to be entered into with Mr. Havel is expected to be substantially similar to the form of indemnification agreement used with all other senior executives, which was previously described in the Company’s Current Report on Form 8-K dated March 5, 2014 and a copy of which has been filed as Exhibit 10.1 thereto.

Item 7.01 Regulation FD Disclosure

The press release announcing the matters described in Item 5.02 above is attached to this Current Report on Form 8-K as Exhibit 99.2.

The information contained in this Current Report on Form 8-K under Items 2.02 and 7.01, including the accompanying Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Items 2.02 and 7.01, including the accompanying Exhibit 99.1 and Exhibit 99.2, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) The following Exhibits are furnished as part of this report on Form 8-K.

Exhibit 99.1	Press Release, dated October 24, 2017.

Exhibit 99.2	Press Release, dated October 24, 2017.

EXHIBIT INDEX

Exhibit 99.1	Press Release, dated October 24, 2017.

Exhibit 99.2	Press Release, dated October 24, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS HOLDING COMPANY

Date: October 24, 2017	By:	/s/ Martin Akins
Martin Akins
Senior Vice President and General Counsel